Exhibit 99.906 CERT

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Richard J. Berthy, Principal Executive Officer of Nomura Partners Funds, Inc. (the “Registrant”), with respect to the Registrant’s periodic report on Form N-CSR for the period ended March 31, 2011 (the “Form N-CSR”) as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to the best of his knowledge:

1.	The Registrant’s Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Richard J. Berthy
Richard J. Berthy Principal Executive Officer Nomura Partners Funds, Inc.

Date: June 2, 2011

This certification is furnished to the Commission as an exhibit solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section. This certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates this certification by reference.

A signed original of this written statement required by Section 906, or other document authentication, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Commission or its staff upon request.

Exhibit 99.906 CERT

Certification

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Trudance L.C. Bakke, Principal Financial Officer of Nomura Partners Funds, Inc. (the “Registrant”), with respect to the Registrant’s periodic report on Form N-CSR for the period ended March 31, 2011 (the “Form N-CSR”) as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to the best of his knowledge:

1.	The Registrant’s Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Trudance L.C. Bakke
Trudance L.C. Bakke Treasurer and Principal Financial Officer Nomura Partners Funds, Inc.

Date: June 2, 2011

This certification is furnished to the Commission as an exhibit solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C Section 1350 and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section. This certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates this certification by reference.

A signed original of this written statement required by Section 906, or other document authentication, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Commission or its staff upon request.